As filed with the Securities and Exchange Commission on November 6, 1998
                                                              File No. 333-46239

                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549
                                        ---------------

                                Post-Effective Amendment No. 1
                                              to
                                           Form S-3
                                    Registration Statement
                                            Under
                                  The Securities Act of 1933

                                        ---------------

                              UNITED STATES SURGICAL CORPORATION
                    (Exact name of registrant as specified in its charter)

                                           Delaware
                                 (State or other jurisdiction
                               of incorporation or organization)
                                          13-2518270
                                         (IRS Employer
                                      Identification No.)

                                       150 Glover Avenue
                                  Norwalk, Connecticut 06856
                                        (603) 778-9700
                 (Address,  including zip code, and telephone number,  including area code, of registrant's principal executive offices)

                                        Mark H. Swartz
                                        Vice President
                               c/o Tyco International (US) Inc.
                                         One Tyco Park
                                  Exeter, New Hampshire 03833
                                        (603) 778-9700
                   (Name, address, including zip code, and telephone number,
                          including area code, of agent for service)

                                          Copies to:

                                    Joshua M. Berman, Esq.
                               Kramer, Levin, Naftalis & Frankel
                                       919 Third Avenue
                                   New York, New York  10022

                         POST-EFFECTIVE AMENDMENT NO. 1

         United States Surgical Corporation, a Delaware corporation ("USSC") hereby deregisters debt securities in the amount of $200,000,000, representing the securities remaining unsold under the Registrant's Registration Statement on Form S-3, File No. 333-46239. The securities are being deregistered as a result of the merger on October 1, 1998 of the Registrant with Tyco International Ltd., a Bermuda company ("Tyco") as a result of which the Registrant became a wholly-owned subsidiary of Tyco.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York , state of New York, on the 6th day of November, 1998.

                                    UNITED STATES SURGICAL CORPORATION

                                    By: /s/ Mark H. Swartz
                                    ----------------------
                                           Mark H. Swartz
                                           Vice President


        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacaties indicated and on the 6th day of November, 1998.



Signature                                                   Title

/s/ Irving Gutin                                          Director
------------------
Irving Gutin



/s/ M. Brian Moroze                                       Director
------------------
M. Brian Moroze


/s/ Richard J. Meelia                                     Director
---------------------
Richard J. Meelia


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